AMENDMENT
                                       TO
                            PROPERTY OPTION AGREEMENT


     This amendment ("Amendment") is made and entered into this 7th day of October, 1999, and shall amend and become a part of that certain Property Option Agreement dated March 24, 1999 ("Option Agreement") between Uranium Power Corporation and Pacific Amber Resources Ltd. All capitalized terms not defined herein shall be as defined in the Option Agreement.

     1. The undersigned parties hereby agree to waive the requirement contained in Section 3.02 of the Option Agreement that a Joint Venture Agreement be entered into within 60 days of the Option Agreement.

     2. The undersigned parties hereby agree that the following sentence that is contained in Section 3.02 of the Option Agreement is hereby deleted from Section
3.02 and shall no longer be contained therein:

              "If  such  party  has  not   contributed  in  the  aggregate
               $1,500,000, it shall have no further interest in the Underlying Agreement and the Property."

     In witness whereof, the parties have executed this Amendment as of the date first above set forth.


                                            URANIUM POWER CORPORATION


                                            By: /s/ Thornton Donaldson
                                               ---------------------------------
                                            Its: President


                                            PACIFIC AMBER RESOURCES LTD.


                                            By: /s/ Hiro Ogata
                                               ---------------------------------
                                            Its: President